Exhibit 10.63
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
September 30, 2008
Mr. Robert I. Blum, President and CEO
Cytokinetics, Incorporated
280 East Grand Avenue
South San Francisco, California 94080
Re: Amendment Number Two to Collaboration and Option Agreement Amgen Reference Number: 200625165
Dear Robert:
I am writing to memorialize Amgen Inc.’s (“Amgen”) and Cytokinetics, Incorporated’s (“CK”) agreement with respect to certain research and/or development activities to be conducted by or on behalf of Amgen (the “R&D”) as part of the parties’ collaboration under that certain Collaboration and Option Agreement, Amgen contract number 200625165 effective December 29, 2006, which was subsequently amended effective June 27, 2008 by Amgen contract number 200625165-001, (collectively the “Option Agreement”). If you are in agreement, please sign and return this letter agreement to Richard Person at One Amgen Center Drive, Thousand Oaks, CA 91230, MS 28-2-C. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed in the Option Agreement.
1.	Except as expressly set forth in this letter agreement, the terms and conditions of the Option Agreement shall apply to the R&D and all information, documents and materials provided hereunder.
2.	CK shall provide Amgen with (a) those materials requested by Amgen to conduct the R&D in accordance with the Research and Development Plan attached hereto as Exhibit A (the “Plan”), including chemical and biological materials (to the extent that CK may do so without violating any Law or contractual obligation), in amounts not to exceed those specified in the Plan; and (b) any available material safety data sheets for such materials and other documents requested by Amgen to conduct the R&D in accordance with the Plan ((a) and (b) collectively, the “CK Materials”). Amgen shall not use any Amgen Affiliate or Third Party to conduct any work in connection with the R&D, except as expressly stated in the Plan or as otherwise expressly agreed in writing by CK. Amgen shall not, unless CK expressly agrees otherwise in writing: (i) perform or have performed any preclinical safety study with any CK Materials, or (ii) perform or have performed any pharmacokinetics or drug metabolism study (regardless of whether such study is
Confidential
Contract #200625165-002

Cytokinetics, Incorporated
September 30, 2008

described in the Plan) with any CK Materials, except pursuant to a study protocol that CK has approved in writing in advance.
3.	Except as set forth in this Section 3, each Party shall be responsible for its own costs and expenses incurred in connection with the R&D, i.e., the provision of the CK Materials with respect to CK, and the remaining costs of conducting the R&D with respect to Amgen, and neither Party shall have any obligation to reimburse the other’s costs in connection with the R&D. Notwithstanding the foregoing, [***] with respect to the [***] as referenced in the Plan. In addition, the Parties may agree in writing as to additional amounts of specified Materials to be provided by CK for Amgen’s use in conducting the R&D hereunder, for which [***]. Amgen shall be solely responsible for the costs of any third parties engaged by Amgen in connection with the R&D.
4.	Amgen shall conduct the R&D in accordance with the Plan and shall provide to CK [***], and shall provide to CK [***] described in the Plan. As used herein, [***] means (a) [***] and (b) all other [***] reasonably sufficient to [***] each item described in subsection (a), in each case, relating to and arising out of or in connection [***]. [***] is and shall remain the sole owner of the [***], and [***] shall use the [***] solely in the conduct of the R&D in accordance with the Plan. Amgen shall maintain full and accurate written records, but not in excess of Amgen’s normal practices, pertaining to its use of the CK Materials [***]. For purposes of Section 14 of the Option Agreement, the [***] shall be deemed to be confidential and proprietary information of [***] pursuant to the Option Agreement, subject to the exclusions set forth in Sections 14.1.1 through 14.1.5 of the Option Agreement as may be applicable.
5.	As used herein, “Intellectual Property” means technology, patent rights, trade secrets, algorithms and other intellectual property, whether patentable or not. Except as provided in Section 6 below, all right, title and interest in and to all Intellectual Property that specifically relates to: (a) [***]; (b) [***] (c) [***] be solely and exclusively owned by [***] (the “[***] Intellectual Property”). [***] hereby irrevocably assigns, and automatically shall be deemed to have irrevocably assigned, to [***] all right, title and interest in and to all [***] Intellectual Property. [***] shall execute such documents and take such actions as [***] may reasonably request to allow [***] to document, obtain, enforce and defend such rights. [***] shall promptly inform [***] in writing of all Intellectual Property that is conceived, reduced to practice and/or otherwise made or developed by or on behalf of [***], whether solely or jointly with others, to the extent that such Intellectual Property (i) has not been previously disclosed to [***] pursuant to [***], and (ii) could reasonably be expected to have commercial value to [***].

6.	[***] Intellectual Property shall not include Intellectual Property created by or on behalf of [***] that does not specifically relate to [***], above (the “[***] Intellectual Property”). [***] hereby grants to [***] a royalty-free, irrevocable, perpetual, world-wide, paid-up, exclusive (even as to [***]) right and license, with the right to grant and authorize sublicenses, to utilize the [***] Intellectual Property in connection with making, having made, using, selling, offering for sale, importing or otherwise exploiting [***].
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Contract #200625165-002

***	Certain information on the page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Cytokinetics, Incorporated
September 30, 2008

[***] retains all rights to the [***] Intellectual Property for any purpose other than making, having made, using, selling, offering for sale, importing or otherwise exploiting [***].
7.	[***] shall not file any patent application, without the prior written consent of [***], which: (a) discloses or contains any (i) [***] or (ii) any data or information related to [***] or generated by or on behalf of [***]; or (b) contains any claim that, if issued, would specifically cover the manufacture, use, sale, offer for sale and/or import of any [***] and/or any formulation containing any [***] and/or any method of making or using any [***].
8.	Amgen shall not use in connection with the R&D, without CK’s express prior written consent, any [***], in each case, that is [***]. If Amgen uses any such [***] in connection with the R&D [***], then such [***] shall be deemed [***].
9.	Amgen’s right to conduct the R&D under this letter agreement shall terminate simultaneously with the expiration of the Amgen Option. All other rights and obligations under this letter agreement shall survive any completion or termination of the R&D. Following the termination of the R&D, upon CK’s written request, Amgen shall return all unused CK Materials or, at Amgen’s discretion, destroy them and provide CK with a certificate of destruction. If the Amgen Option expires unexercised, then Amgen shall promptly (a) provide CK with [***] in whatever condition [***], to the extent not previously [***], and (b) return to CK all copies of the CK Materials [***].
10.	This letter agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof. This letter agreement may not be amended or supplemented in any way except by a written document signed by an authorized representative of each party. This letter agreement is intended to supplement the Option Agreement and is not intended to modify the Option Agreement except as expressly set forth herein.
Sincerely,

/s/ Terry Rosen
Terry Rosen
Vice President, Research
ACKNOWLEDGED AND AGREED
CYTOKINETICS, INCORPORATED
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Contract #200625165-002

***	Certain information on the page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Cytokinetics, Incorporated
September 30, 2008

/s/ Robert I. Blum
Robert I. Blum
President and CEO
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Contract #200625165-002

Cytokinetics, Incorporated
September 30, 2008

Exhibit A
Research and Development Plan
General plan for using the CK Materials requested from Cytokinetics:
     [***]
Confidential
Contract #200625165-002

***	Certain information on this page and the remainder of this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.